Exhibit 10.2

Summary of Option Grants to Non-Employee Directors

Dennis W. DeConcini	45,833 shares at an exercise price of $2.50 per share
• 5,833 options to vest on June 8, 2006
• 40,000 options to vest in quarterly installments of 10,000 beginning September 8, 2006 through June 8, 2007
• Option term expires on April 28, 2016

Thomas L. Doorley, III	135,833 shares at an exercise price of $2.50 per share
• 5,833 options to vest on June 8, 2006
• 130,000 options to vest in quarterly installments of 16,250 beginning September 8, 2006 through June 8, 2008
• Option term expires on April 28, 2016

Ralph R. Simon	158,333 shares at an exercise price of $2.50 per share
• 8,333 options to vest on June 8, 2006
• 150,000 options to vest in quarterly installments of 12,500 beginning September 8, 2006 through June 8, 2009
• Option term expires on April 28, 2016
James R. Peters	150,000 shares at an exercise price of $1.95 per share
• 150,000 options to vest in quarterly installments of 12,500 beginning October 3, 2006 through July 3, 2009
• Option term expires on July 3, 2012